Exhibit 99.1

BIOMET ANNOUNCES FOURTH QUARTER AND FISCAL YEAR 2011 PRELIMINARY FINANCIAL RESULTS

WARSAW, Ind., July 12, 2011 – Biomet, Inc. announced today preliminary financial results for its fourth quarter and fiscal year ended May 31, 2011. The final results for the three and twelve months ended May 31, 2011 will be made available to the public with the filing of Biomet’s Form 10-K for fiscal year 2011 and will include the finalization of a non-cash goodwill and intangible asset impairment charge as further described below and certain income tax accounts.

Fourth Quarter Preliminary Financial Results

Net sales increased 2% to $715.2 million during the fourth quarter of fiscal year 2011 compared to net sales of $702.5 million for the fourth quarter of fiscal year 2010. On a constant currency basis, net sales decreased 1% during the fourth quarter. U.S. net sales decreased 3% to $411.7 million during the fourth quarter, while Europe net sales increased 7% (flat at constant currency) to $198.7 million and International (primarily Canada, South America, Mexico and the Pacific Rim) net sales increased 11% (3% constant currency) to $104.8 million.

Special items (pre-tax) totaled $1,063.6 million for the fourth quarter of fiscal year 2011, including a preliminary non-cash goodwill and intangible asset impairment charge of $941.4 million that was primarily related to the Company’s Europe business due to the continued market slowdown in Europe relative to our original purchase accounting assumptions at the time of the Merger; $86.9 million of non-cash amortization and depreciation expense related to the Merger; and $35.3 million of non-Merger related special items that were principally comprised of costs associated with the Company’s operational improvement program.

Reported operating loss was $847.3 million during the fourth quarter of fiscal year 2011, compared to operating income of $83.3 million for the fourth quarter of fiscal year 2010. Excluding special items in both quarters, adjusted operating income was $216.3 million, or 30.2% of net sales, compared to adjusted operating income of $215.3 million for the same period in fiscal year 2010.

On a reported basis, a preliminary net loss of $806.5 million was recorded during the fourth quarter of fiscal year 2011, compared to a net loss of $14.5 million during the fiscal fourth quarter of the prior year. Excluding special items in both quarters, adjusted net income for the fourth fiscal quarter totaled $30.9 million, compared to $50.2 million for the fourth quarter of fiscal year 2010.

Excluding special items, adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) during the fourth quarter of fiscal year 2011 was $260.9 million, or 36.5% of net sales, compared to adjusted EBITDA for the fiscal fourth quarter of 2010 of $253.6 million, or 36.1% of net sales.

Interest expense was $125.2 million during the fiscal fourth quarter, compared to $126.8 million during the same period in fiscal year 2010, primarily as a result of lower interest rates on floating rate debt.

Reported cash flow from operations totaled $76.9 million during the fourth quarter of fiscal year 2011. Free cash flow (operating cash flow of $76.9 million minus capital expenditures of $40.1 million) totaled $36.8 million, reflecting $189.7 million of cash interest paid in the quarter.

Reported gross debt as of May 31, 2011 was $6.020 billion and cash and cash equivalents (which includes certain short-term investments), as defined in the Company’s Credit Agreement dated September 25, 2007, totaled $361 million, which resulted in net debt of $5.659 billion. From May 31, 2008, the first fiscal year-end after the Merger, to May 31, 2011, net debt decreased by $514 million due to an increase in cash and cash equivalents, as defined by our credit agreement, of $233 million and a $281 million reduction of gross debt. The gross debt reduction includes a decrease of $109 million as a result of favorable foreign currency translation on the Company’s euro-denominated debt.

As of May 31, 2011, Biomet’s senior secured leverage ratio was 3.43 times the last twelve months (“LTM”) adjusted EBITDA, as defined by our credit agreement, compared to 4.16 times at May 31, 2008. The net debt leverage ratio was 5.60 times LTM adjusted EBITDA at May 31, 2011, compared to 6.97 times as of May 31, 2008.

Biomet’s President and Chief Executive Officer Jeffrey R. Binder stated, “During our fiscal fourth quarter, our sales results continued to be challenged by industry volume and price pressures that affected our sales throughout fiscal 2011. In addition, we have not been executing to our standard of above-market growth in most of our businesses. We are working hard to return to that standard as quickly as possible.”

The following table provides fourth quarter net sales performance by product segment:

	Worldwide Reported Quarter 4 - FY 2011	Worldwide Reported Growth %		Worldwide CC Growth %		United States Growth %

Reconstructive	$549.2	4%		-%		-%
Orthopedic Reconstructive		4%		-%		(1	) %
Hips		3%		-%		-%
Knees		2%		(1	) %	(5	) %
Total Hips & Knees		3%		(1	) %	(3	) %
Extremities		17%		15%		22%
Other		4%		1%		(1	) %
Dental		2%		(2	) %	6%
Fixation	58.6	(8	) %	(9	) %	(10	) %
Spine	55.4	(10	) %	(10	) %	(12	) %
Other	52.0	10%		8%		1%
Sports Medicine		13%		11%		8%
Other		20%		15%		(1	) %

Total	$715.2	2%		(1	) %	(3	) %

Reconstructive sales increased 4% (flat at constant currency) worldwide during the fourth quarter of fiscal year 2011 and were flat in the United States. Hip sales increased 3% (flat at constant currency) worldwide during the fourth quarter and were flat in the U.S. Knee sales increased 2% (decreased 1% at constant currency) worldwide and decreased 5% in the U.S. during the fourth quarter.

Extremity sales increased 17% (15% constant currency) worldwide during the fourth quarter and grew at a rate of 22% in the U.S. Strong market demand for the Comprehensive® Primary, Reverse, and Fracture Shoulder Systems continued to drive the growth in the extremity product category during the fourth quarter.

Dental sales increased 2% (decreased 2% at constant currency) worldwide during the fourth quarter, with 6% growth in the U.S.

Fixation sales decreased 8% (9% constant currency) worldwide and decreased 10% in the U.S. during the fourth quarter. Craniomaxillofacial fixation sales increased at a double digit rate during the fourth quarter, offset by decreased sales of internal fixation, external fixation, and electrical stimulation devices.

Spine sales decreased 10% (10% constant currency) worldwide and decreased 12% in the U.S. during the fourth quarter.

Sales of “other” products increased 10% (8% constant currency) worldwide and increased 1% in the U.S. during the fourth quarter. Sports medicine sales grew 13% (11% constant currency) worldwide during the quarter, with 8% growth in the U.S. Strong market acceptance for the JuggerKnot™ Soft Anchor, the ZipTight™ Fixation System for Ankle Syndesmosis, and the ToggleLoc™ Femoral Fixation Device with ZipLoop™ Technology contributed to the sports medicine sales growth during the fourth quarter.

Full Year Preliminary Financial Results

Net sales increased 1% during the twelve months ended May 31, 2011, to $2.732 billion. At constant currency, net sales increased 1% during fiscal year 2011.

Special items (pre-tax) during fiscal year 2011 totaled $1,414.6 million, including the previously mentioned $941.4 million preliminary non-cash goodwill and intangible asset impairment charge, $376.3 million of non-cash amortization and depreciation expense related to the Merger, and $96.9 million of non-Merger related special items that were primarily associated with our operational improvement initiatives.

Reported operating loss was $576.9 million during fiscal year 2011 compared to operating income of $356.6 million during fiscal year 2010. Excluding special items during fiscal year 2011, adjusted operating income totaled $837.7 million, or 30.7% of net sales.

On a reported basis, a preliminary net loss of $843.5 million was recorded during fiscal year 2011, compared to a net loss during fiscal year 2010 of $47.6 million. Excluding special items in both periods, adjusted net income totaled $211.5 million during fiscal year 2011 compared to adjusted net income of $241.5 million during fiscal year 2010.

Excluding special items, adjusted EBITDA increased 1% during fiscal year 2011 to $1.010 billion, or 37.0% of net sales.

Interest expense during fiscal year 2011 was $498.9 million, compared to $516.4 million for fiscal year 2010, principally due to lower interest rates on floating rate debt.

Free cash flow (operating cash flow minus capital expenditures) was $206.1 million for the twelve month period ended May 31, 2011, compared to free cash flow of $135.1 million for fiscal year 2010. Unlevered free cash flow (cash flow before debt service) totaled $679.3 million for the fiscal year ended May 31, 2011, compared to $639.6 million for fiscal year 2010.

A reconciliation of reported results to adjusted results is included in this press release, which is also posted on Biomet’s website: www.biomet.com

Reclassifications

Certain prior period amounts have been reclassified to conform to the current presentation. Such reclassifications were limited to net sales information by product and geographical category. Specifically, for the three and twelve months ended May 31, 2010, the Company reclassified $5.5 million and $21.9 million from Other product net sales to Reconstructive product net sales, respectively, and $1.0 million and $4.2 million from Spine product net sales to Fixation product net sales, respectively. For the three and twelve months ended May 31, 2010, the Company also reclassified $1.2 million and $4.3 million from Europe net sales to International net sales, respectively. The current presentation aligns with how the Company presently manages and markets its products.

Financial Schedule Presentation

The Company’s unaudited condensed consolidated financial statements as of and for the three and twelve months ended May 31, 2011 and 2010 and other financial data included in this press release have been prepared in a manner that complies, in all material respects, with generally accepted accounting principles in the United States (except with respect to certain non-GAAP financial measures discussed below) and reflects purchase accounting adjustments related to the Merger referenced below.

About Biomet

Biomet, Inc. and its subsidiaries design, manufacture and market products used primarily by musculoskeletal medical specialists in both surgical and non-surgical therapy. Biomet’s product portfolio encompasses reconstructive products, including orthopedic joint replacement devices, bone cements and accessories, autologous therapies and dental reconstructive implants; fixation products, including electrical bone growth stimulators, internal and external orthopedic fixation devices, craniomaxillofacial implants and bone substitute materials; spinal products, including spinal stimulation devices, spinal hardware and orthobiologics; and other products, such as arthroscopy products and softgoods and bracing products. Headquartered in Warsaw, Indiana, Biomet and its subsidiaries currently distribute products in approximately 90 countries.

The Merger

Biomet, Inc. finalized the merger with LVB Acquisition Merger Sub, Inc., a wholly-owned subsidiary of LVB Acquisition, Inc., which we refer to in this press release as the “Merger”, on September 25, 2007. LVB Acquisition, Inc. is indirectly owned by investment partnerships directly or indirectly advised or managed by The Blackstone Group, Goldman Sachs & Co., Kohlberg Kravis Roberts & Co. and TPG Capital.

Contacts

For further information contact Daniel P. Florin, Senior Vice President and Chief Financial Officer, at (574) 372-1687 or Barbara Goslee, Director, Corporate Communications at (574) 372-1514.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Those statements are often indicated by the use of words such as “will,” “intend,” “anticipate,” “estimate,” “expect,” “plan” and similar expressions. Forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from those contemplated by the forward looking statements due to, among others, the following factors: the success of the Company’s principal product lines; the results of ongoing investigations by the United States Department of Justice and the United States Securities and Exchange Commission; the ability to successfully implement new technologies; the Company’s ability to sustain sales and earnings growth; the Company’s success in achieving timely approval or clearance of its products with domestic and foreign regulatory entities; the impact to the business as a result of compliance with federal, state and foreign governmental regulations and with the Corporate Integrity Agreement; the impact to the business as a result of the economic downturn in both foreign and domestic markets; the impact of federal health care reform; the impact of anticipated changes in the musculoskeletal industry and the ability of the Company to react to and capitalize on those changes; the ability of the Company to successfully implement its desired organizational changes and cost-saving initiatives; the impact to the business as a result of the Company’s significant international operations, including, among others, with respect to foreign currency fluctuations, the European sovereign debt crisis and the success of the Company’s transition of certain manufacturing operations to China; the impact of the Company’s managerial changes; the ability of the Company’s customers to receive adequate levels of reimbursement from third-party payors; the Company’s ability to maintain its existing intellectual property rights and obtain future intellectual property rights; the impact to the business as a result of cost containment efforts of group purchasing organizations; the Company’s ability to retain existing independent sales agents for its products; and other factors set forth in the Company’s filings with the SEC, including the Company’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q. Although the Company believes that the assumptions on which the forward-looking statements contained herein are based are reasonable, any of those assumptions could prove to be inaccurate given the inherent uncertainties as to the occurrence or non-occurrence of future events. There can be no assurance as to the accuracy of forward-looking statements contained in this press release. The inclusion of a forward-looking statement herein should not be regarded as a representation by the Company that the Company’s objectives will be achieved. The Company undertakes no obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, the reader is cautioned not to place undue reliance on forward-looking statements which speak only as of the date on which they were made.

*Non-GAAP Financial Measures:

Management uses non-GAAP financial measures, such as net sales excluding the impact of foreign currency (constant currency), operating income as adjusted, Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), EBITDA as adjusted (as defined by our credit agreement, the method to calculate this is likely to be different from methods used by other companies), net loss as adjusted, gross profit as adjusted, selling, general and administrative expense as adjusted, research and development expense as adjusted, cash and cash equivalents (as defined by our credit agreement), net debt, senior secured leverage ratio, total leverage ratio (net debt), free cash flow, and unlevered cash flow. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures are included elsewhere in the press release.

The term “as adjusted,” a non-GAAP financial measure, refers to financial performance measures that exclude certain income statement line items, such as interest, taxes, depreciation or amortization and/or exclude certain expenses as defined by our credit agreement, such as restructuring charges, non-cash impairment charges, integration and facilities opening costs or other business optimization expenses, new systems design and implementation costs, certain start-up costs and costs related to consolidation of facilities, certain non-cash charges, advisory fees paid to the private equity owners, certain severance charges, purchase accounting costs, stock-based compensation and payments, litigation costs, and other related charges.

These non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles in the United States. Biomet management believes that these non-GAAP measures provide useful information to investors; however, this additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for financial information prepared in accordance with GAAP.

Biomet, Inc.
Product Net Sales*
Three Month Period Ended May 31, 2011 and May 31, 2010
(in millions, unaudited)

	Three Months Ended May 31, 2011	Three Months Ended May 31, 2010		Reported Growth %		Constant Currency Growth %
Reconstructive	$549.2	$530.5		4%		-%
Fixation	58.6	63.5		(8	) %	(9	) %
Spine	55.4	61.0		(10	) %	(10	) %
Other	52.0	47.5		10%		8%

Net Sales	$715.2	$702.5		2%		(1	) %

	Three Months Ended May 31, 2011 Net Sales Growth As Reported	Currency Impact		Three Months Ended May 31, 2011 Net Sales Growth in Local Currencies
Reconstructive	4%	(4	) %	-%
Orthopedic Reconstructive	4%	(4	) %	-%
Hips	3%	(3	) %	-%
Knees	2%	(3	) %	(1	) %
Total Hips & Knees	3%	(4	) %	(1	) %
Extremities	17%	(2	) %	15%
Other	4%	(3	) %	1%
Dental	2%	(4	) %	(2	) %
Fixation	(8)%	(1	) %	(9	) %
Spine	(10)%	-%		(10	) %
Other	10%	(2	) %	8%
Sports Medicine	13%	(2	) %	11%
Other	20%	(5	) %	15%

Total	2%	(3	) %	(1	) %

* See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.
Product Net Sales*
Year Ended May 31, 2011 and May 31, 2010
(in millions, unaudited)

	Year Ended May 31, 2011	Year Ended May 31, 2010		Reported Growth %		Constant Currency Growth %
Reconstructive	$2,084.2	$2,046.4		2%		2%
Fixation	232.9	242.0		(4	) %	(4	) %
Spine	224.9	232.0		(3	) %	(3	) %
Other	190.2	177.6		7%		8%

Net Sales	$2,732.2	$2,698.0		1%		1%

	Year Ended May 31, 2011 Net Sales Growth As Reported	Currency Impact		Year Ended May 31, 2011 Net Sales Growth in Local Currencies
Reconstructive	2%	-%		2%
Orthopedic Reconstructive	2%	-%		2%
Hips	1%	(1	) %	-%
Knees	1%	-%		1%
Total Hips & Knees	1%	-%		1%
Extremities	20%	-%		20%
Other	(2)%	1%		(1	) %
Dental	2%	-%		2%
Fixation	(4)%	-%		(4	) %
Spine	(3)%	-%		(3	) %
Other	7%	1%		8%
Sports Medicine	16%	-%		16%
Other	6%	1%		7%

Total	1%	-%		1%

* See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.
Geographic Segment Net Sales Percentage Summary*
Three Month Period Ended May 31, 2011 and May 31, 2010
(in millions, unaudited)

	Three Months Ended May 31, 2011		Three Months Ended May 31, 2010		Reported Growth %		Constant Currency Growth %
Geographic Segments:
United States	$411.7		$423.2		(3	) %	(3	) %
Europe	198.7		185.2		7%		-%
International	104.8		94.1		11%		3%

Net Sales	$715.2		$702.5		2%		(1	) %

	Three Months Ended May 31, 2011 Net Sales Growth As Reported		Currency Impact		Three Months Ended May 31, 2011 Net Sales Growth Local Currencies
United States	(3	) %	-%		(3	) %
Europe	7%		(7	) %	-%
International	11%		(8	) %	3%

Total	2%		(3	) %	(1	) %

* See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.
Geographic Segment Net Sales Percentage Summary*
Year Ended May 31, 2011 and May 31, 2010
(in millions, unaudited)

	Year Ended May 31, 2011		Year Ended May 31, 2010		Reported Growth %		Constant Currency Growth %
Geographic Segments:
United States	$1,660.0		$1,644.1		1%		1%
Europe	697.8		724.5		(4	) %	(1	) %
International	374.4		329.4		14%		7%

Net Sales	$2,732.2		$2,698.0		1%		1%

	Year Ended May 31, 2011 Net Sales Growth As Reported		Currency Impact		Year Ended May 31, 2011 Net Sales Growth Local Currencies
United States	1%		-%		1%
Europe	(4	) %	3%		(1	) %
International	14%		(7	) %	7%

Total	1%		-%		1%

* See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

As Reported Consolidated Statements of Operations

(in millions, unaudited)

	(Preliminary) Three Months Ended May 31, 2011	Three Months Ended May 31, 2010
Net sales	$715.2	$702.5
Cost of sales	229.1	226.3

Gross profit	486.1	476.2
Gross profit percentage	68.0%	67.8%

Selling, general and administrative expense	276.3	272.8
Research and development expense	31.1	29.9
Amortization	84.6	90.2
Goodwill and intangible assets impairment charge	941.4	-

Operating income (loss)	(847.3)	83.3

Other (income) expense	(2.5)	0.8
Interest expense	125.2	126.8

Loss before income taxes	(970.0)	(44.3)

Benefit from income taxes	(163.5)	(29.8)

Tax rate	16.9%	67.3%

Net loss	$(806.5)	$(14.5)

Biomet, Inc. As Reported Consolidated Statements of Operations (in millions, unaudited)
	(Preliminary) Year Ended May 31, 2011	Year Ended May 31, 2010
Net sales	$2,732.2	$2,698.0
Cost of sales	838.7	819.9

Gross profit	1,893.5	1,878.1
Gross profit percentage	69.3%	69.6%

Selling, general and administrative expense	1,041.7	1,042.3
Research and development expense	119.4	106.6
Amortization	367.9	372.6
Goodwill and intangible assets impairment charge	941.4	-

Operating income (loss)	(576.9)	356.6

Other (income) expense	(11.2)	(18.1)
Interest expense	498.9	516.4

Loss before income taxes	(1,064.6)	(141.7)

Benefit from income taxes	(221.1)	(94.1)

Tax rate	20.8%	66.4%

Net loss	$(843.5)	$(47.6)

Biomet, Inc.
Other Financial Information
Reconciliation of Operating Income, as reported to Operating Income, as adjusted*
(in millions, unaudited)
	(Preliminary) Three Months Ended May 31, 2011	Three Months Ended May 31, 2010
Operating income (loss), as reported	$(847.3)	$83.3
Purchase accounting depreciation	4.5	4.5
Purchase accounting amortization	82.4	89.0

Total merger related depreciation and amortization	86.9	93.5

Stock-based compensation expense	(1.9)	8.1
Litigation settlements and reserves and other legal fees	2.8	2.6
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	31.9	15.9
Sponsor fee	2.5	2.6
Greece bad debt expense	-	9.3
Goodwill and intangible assets impairment charge	941.4	-

Total non-merger related items	976.7	38.5

Total items (pre-tax) excluded per our credit agreement	1,063.6	132.0

Operating income, as adjusted*	$216.3	$215.3

* See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.
Other Financial Information
Reconciliation of Operating Income, as reported to Operating Income, as adjusted*
(in millions, unaudited)

	(Preliminary) Year Ended May 31, 2011	Year Ended May 31, 2010
Operating income (loss), as reported	$(576.9)	$356.6
Purchase accounting depreciation	17.8	17.8
Purchase accounting amortization	358.5	368.4

Total merger related depreciation and amortization	376.3	386.2

Stock-based compensation expense	12.7	22.4
Litigation settlements and reserves and other legal fees	12.5	10.7
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	61.6	43.3
Sponsor fee	10.1	10.1
Greece bad debt expense	-	9.3
Goodwill and intangible assets impairment charge	941.4	-

Total non-merger related items	1,038.3	95.8

Total items (pre-tax) excluded per our credit agreement	1,414.6	482.0

Operating income, as adjusted*	$837.7	$838.6

* See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.
Other Financial Information
Reconciliation of Net Loss to EBITDA, as reported*
(in millions, unaudited)

	(Preliminary) Three Months Ended May 31, 2011	Three Months Ended May 31, 2010
Net loss, as reported	$(806.5)	$(14.5)
Depreciation	46.9	41.6
Amortization	84.6	90.2
Interest expense	125.2	126.8
Other (income) expense, net	(2.5)	0.8
Income taxes	(163.5)	(29.8)

EBITDA, as reported*	$(715.8)	$215.1

* See Non-GAAP Financial Measures Disclosure Above
Biomet, Inc.
Other Financial Information
Reconciliation of Net Loss to EBITDA, as reported*
(in millions, unaudited)

	(Preliminary) Year Ended May 31, 2011	Year Ended May 31, 2010
Net loss, as reported	$(843.5)	$(47.6)
Depreciation	181.1	175.0
Amortization	367.9	372.6
Interest expense	498.9	516.4
Other (income) expense, net	(11.2)	(18.1)
Income taxes	(221.1)	(94.1)

EBITDA, as reported*	$(27.9)	$904.2

* See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.
Other Financial Information
Reconciliation of Operating Income, as reported to EBITDA, as adjusted*
(in millions, unaudited)

	(Preliminary) Three Months Ended May 31, 2011		Three Months Ended May 31, 2010
Operating income (loss), as reported	$(847.3)		$83.3
Depreciation	46.9		41.6
Amortization	84.6		90.2

EBITDA, as reported*	$(715.8)		$215.1
Special items adjustments:
Stock-based compensation expense	(1.9)		8.1
Litigation settlements and reserves and other legal fees	2.8		2.6
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	31.9		15.9
Sponsor fee	2.5		2.6
Greece bad debt expense	-		9.3
Goodwill and intangible assets impairment charge	941.4		-

EBITDA, as adjusted*	$260.9		$253.6

Net sales	$715.2		$702.5
EBITDA percentage, as reported*	(100.1	) %	30.6%
EBITDA percentage, as adjusted*	36.5%		36.1%

* See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.
Other Financial Information
Reconciliation of Operating Income, as reported to EBITDA, as adjusted*
(in millions, unaudited)

	(Preliminary) Year Ended May 31, 2011		Year Ended May 31, 2010

Operating income (loss), as reported	$(576.9)		$356.6
Depreciation	181.1		175.0
Amortization	367.9		372.6

EBITDA, as reported*	$(27.9)		$904.2
Special items adjustments:
Stock-based compensation expense	12.7		22.4
Litigation settlements and reserves and other legal fees	12.5		10.7
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	61.6		43.3
Sponsor fee	10.1		10.1
Greece bad debt expense	-		9.3
Goodwill and intangible assets impairment charge	941.4		-

EBITDA, as adjusted*	$1,010.4		$1,000.0

Net sales	$2,732.2		$2,698.0
EBITDA percentage, as reported*	(1.0	) %	33.5%
EBITDA percentage, as adjusted*	37.0%		37.1%

* See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.
Reconciliation of GAAP Consolidated Net Loss to
Non-GAAP Adjusted Consolidated Net Income*
(in millions, unaudited)

	(Preliminary) Three Months Ended May 31, 2011	Three Months Ended May 31, 2010
Net loss, as reported	$(806.5)	$(14.5)
Purchase accounting depreciation	4.5	4.5
Purchase accounting amortization	82.4	89.0
Stock-based compensation expense	(1.9)	8.1
Litigation settlements and reserves and other legal fees	2.8	2.6
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	31.9	15.9
Sponsor fee	2.5	2.6
Greece bad debt expense	-	9.3
Goodwill and intangible assets impairment charge	941.4	-
Tax effect on special and purchase accounting items	(226.2)	(67.3)

Net income, as adjusted*	$30.9	$50.2

* See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.
Reconciliation of GAAP Consolidated Net Loss to
Non-GAAP Adjusted Consolidated Net Income*
(in millions, unaudited)

	(Preliminary) Year Ended May 31, 2011	Year Ended May 31, 2010

Net loss, as reported	$(843.5)	$(47.6)
Purchase accounting depreciation	17.8	17.8
Purchase accounting amortization	358.5	368.4
Stock-based compensation expense	12.7	22.4
Litigation settlements and reserves and other legal fees	12.5	10.7
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	61.6	43.3
Sponsor fee	10.1	10.1
Greece bad debt expense	-	9.3
Goodwill and intangible assets impairment charge	941.4	-
Tax effect on special and purchase accounting items	(359.6)	(192.9)

Net income, as adjusted*	$211.5	$241.5

* See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.
Other Financial Information
Reconciliation of Gross Profit, as reported to Gross Profit, as adjusted*
(in millions, unaudited)

	(Preliminary) Three Months Ended May 31, 2011	Three Months Ended May 31, 2010
Gross profit, as reported	$486.1	$476.2
Purchase accounting depreciation	4.5	4.5
Stock-based compensation expense	(0.3)	0.5
Litigation settlements and reserves and other legal fees	0.2	(0.1)
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	12.3	13.6

Gross profit, as adjusted*	$502.8	$494.7

Net sales	$715.2	$702.5
Gross profit percentage, as reported	68.0%	67.8%
Gross profit percentage, as adjusted*	70.3%	70.4%

* See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.
Other Financial Information
Reconciliation of Gross Profit, as reported to Gross Profit, as adjusted*
(in millions, unaudited)

	(Preliminary) Year Ended May 31, 2011	Year Ended May 31, 2010
Gross profit, as reported	$1,893.5	$1,878.1
Purchase accounting depreciation	17.8	17.8
Stock-based compensation expense	0.6	1.7
Litigation settlements and reserves and other legal fees	0.4	(7.0)
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	31.9	32.1

Gross profit, as adjusted*	$1,944.2	$1,922.7

Net sales	$2,732.2	$2,698.0
Gross profit percentage, as reported	69.3%	69.6%
Gross profit percentage, as adjusted*	71.2%	71.3%

* See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

Other Financial Information

Reconciliation of Selling, General and Administrative Expense, as reported to Selling, General and Administrative Expense, as adjusted*

(in millions, unaudited)

	(Preliminary) Three Months Ended May 31, 2011	Three Months Ended May 31, 2010
Selling, general and administrative expense, as reported	$276.3	$272.8
Stock-based compensation expense	1.2	(7.0)
Litigation settlements and reserves and other legal fees	(2.6)	(2.7)
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, and other related costs)	(18.9)	(2.3)
Sponsor fee	(2.5)	(2.6)
Greece bad debt expense	-	(9.3)

Selling, general and administrative expense, as adjusted*	$253.5	$248.9

Net sales	$715.2	$702.5
SG&A as a percentage of net sales, as reported	38.6%	38.8%
SG&A as a percentage of net sales, as adjusted*	35.4%	35.4%

* See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

Other Financial Information

Reconciliation of Selling, General and Administrative Expense, as reported to Selling, General and Administrative Expense, as adjusted*

(in millions, unaudited)

	(Preliminary) Year Ended May 31, 2011	Year Ended May 31, 2010
Selling, general and administrative expense, as reported	$1,041.7	$1,042.3
Stock-based compensation expense	(11.0)	(18.3)
Litigation settlements and reserves and other legal fees	(12.1)	(18.8)
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, and other related costs)	(27.6)	(10.9)
Sponsor fee	(10.1)	(10.1)
Greece bad debt expense	-	(9.3)

Selling, general and administrative expense, as adjusted*	$980.9	$974.9

Net sales	$2,732.2	$2,698.0
SG&A as a percentage of net sales, as reported	38.1%	38.6%
SG&A as a percentage of net sales, as adjusted*	35.9%	36.1%

* See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

Other Financial Information

Reconciliation of Research and Development Expense, as reported to Research and Development Expense, as adjusted*

(in millions, unaudited)

	(Preliminary) Three Months Ended May 31, 2011	Three Months Ended May 31, 2010

Research and development expense, as reported	$31.1	$29.9
Stock-based compensation expense	0.4	(0.6)
Operational restructuring and consulting expenses related to operational initiatives (severance, and other related costs)	(0.7)	-

Research and development expense, as adjusted*	$30.8	$29.3

Net sales	$715.2	$702.5
R&D as a percentage of net sales, as reported	4.3%	4.3%
R&D as a percentage of net sales, as adjusted*	4.3%	4.2%

* See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc. Other Financial Information Reconciliation of Research and Development Expense, as reported to Research and Development Expense, as adjusted* (in millions, unaudited)

	(Preliminary) Year Ended May 31, 2011	Year Ended May 31, 2010

Research and development expense, as reported	$119.4	$106.6
Stock-based compensation expense	(1.1)	(2.4)
Litigation settlements and reserves and other legal fees	-	1.1
Operational restructuring and consulting expenses related to operational initiatives (severance, and other related costs)	(2.1)	(0.3)

Research and development expense, as adjusted*	$116.2	$105.0

Net sales	$2,732.2	$2,698.0
R&D as a percentage of net sales, as reported	4.4%	4.0%
R&D as a percentage of net sales, as adjusted*	4.3%	3.9%

* See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.
Balance Sheets (in millions, unaudited)

	(Preliminary) May 31, 2011	May 31, 2010
Assets
Cash and cash equivalents	$327.8	$189.1
Accounts receivable, net	480.1	452.5
Income tax receivable	5.4	19.2
Short-term investments	41.4	-
Inventories	582.5	507.3
Current deferred income taxes	71.5	64.3
Prepaid expenses and other	115.8	72.6
Property, plant and equipment, net	638.4	622.0
Intangible assets, net	4,534.4	5,190.3
Goodwill	4,470.1	4,707.5
Other assets	95.7	144.2

Total Assets	$11,363.1	$11,969.0

Liabilities and Shareholder's Equity
Current liabilities	$501.3	$482.9
Current portion of long-term debt	37.4	35.6
Long-term debt, net of current portion	5,982.9	5,860.9
Deferred income taxes, long-term	1,487.5	1,674.9
Other long-term liabilities	174.4	181.2
Shareholder's equity	3,179.6	3,733.5

Total Liabilities and Shareholder's Equity	$11,363.1	$11,969.0

Net Debt (a)*	$5,659.4	$5,707.4

(a)	Net debt is the sum of total debt less cash and cash equivalents, as defined by the credit agreement (see next schedule).

* See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.
Other Financial Information Senior Secured Leverage Ratio* (in millions, unaudited)

	May 31, 2011		May 31, 2008
Senior Secured Debt:

USD Term Loan B	$2,258.1		$2,328.3
EUR Term Loan B	1,206.3		1,355.2
Asset Based Revolver	-		-
Cash Flow Revolvers	-		-

Consolidated Senior Secured Debt	3,464.4	A	3,683.5	D

Senior Notes	2,550.3		2,570.7
European Operations	5.6		46.6

Consolidated Total Debt	6,020.3		6,300.8

Cash and Cash Equivalents	(327.8)		(127.6)
Time Deposits with Maturities of < 2 years	(33.1)		-

Cash and Cash Equivalents* **	(360.9)		(127.6)

Net Debt*	$5,659.4	B	$6,173.2	E

LTM Adjusted EBITDA*

Quarter 1 Fiscal 2011 Adjusted EBITDA	227.4
Quarter 2 Fiscal 2011 Adjusted EBITDA	263.7
Quarter 3 Fiscal 2011 Adjusted EBITDA	258.4
Quarter 4 Fiscal 2011 Adjusted EBITDA	260.9
"Run Rate" Cost Savings**	-

FY 2011 LTM Adjusted EBITDA*	$1,010.4	C

Quarter 1 Fiscal 2008 Adjusted EBITDA			180.7
Quarter 2 Fiscal 2008 Adjusted EBITDA			210.8
Quarter 3 Fiscal 2008 Adjusted EBITDA			217.1
Quarter 4 Fiscal 2008 Adjusted EBITDA			220.5
"Run Rate" Cost Savings**			57.0

FY 2008 LTM Adjusted EBITDA*			$886.1	F

Senior Secured Leverage Ratio*	3.43	A / C	4.16	D / F
Total Leverage Ratio (Net Debt)*	5.60	B / C	6.97	E / F

* See Non-GAAP Financial Measures Disclosure Above

** As defined by the Credit Agreement dated September 25, 2007

Biomet, Inc.

Consolidated Statements of Cash Flows

(in millions, unaudited)

	Fiscal 2011
	Three Months Ended August 31, 2010	Three Months Ended November 30, 2010	Three Months Ended February 28, 2011	(Preliminary) Three Months Ended May 31, 2011	(Preliminary) Year Ended May 31, 2011
CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES:
Net loss	$(17.8)	$(7.6)	$(11.6)	$(806.5)	$(843.5)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	136.7	139.5	141.3	131.5	549.0
Amortization of deferred financing costs	2.8	2.9	2.7	2.8	11.2
Stock-based compensation expense	5.1	4.3	5.2	(1.9)	12.7
Recovery of doubtful accounts receivable	(1.3)	(0.3)	(2.3)	(2.3)	(6.2)
Gain on sale of investments	—	(2.6)	(2.3)	—	(4.9)
Goodwill and intangible assets impairment charge	—	—	—	941.4	941.4
Provision for inventory obsolescence	1.7	5.3	4.8	9.5	21.3
Deferred income taxes	(43.8)	(10.6)	(44.0)	(173.0)	(271.4)
Other	0.5	(18.2)	7.4	(5.6)	(15.9)
Changes in operating assets and liabilities:
Accounts receivable	27.1	(28.6)	13.2	2.7	14.4
Inventories	(18.3)	(33.2)	(13.5)	(0.2)	(65.2)
Prepaid expenses	(12.2)	10.5	(6.7)	3.9	(4.5)
Accounts payable	(0.6)	3.0	(9.6)	6.4	(0.8)
Income taxes	4.3	2.9	6.8	31.9	45.9
Accrued interest	67.7	(74.3)	67.7	(67.2)	(6.1)
Accrued expenses and other	(20.6)	27.1	(7.3)	3.5	2.7

Net cash provided by operating activities	131.3	20.1	151.8	76.9	380.1

CASH FLOWS PROVIDED BY (USED IN) INVESTING ACTIVITIES:
Proceeds from sales/ maturities of investments	3.8	7.9	2.9	44.7	59.3
Purchases of investments	—	—	(44.3)	(34.4)	(78.7)
Net proceeds from sale of property and equipment	—	4.8	1.3	0.7	6.8
Capital expenditures	(36.5)	(52.3)	(45.1)	(40.1)	(174.0)
Acquisitions, net of cash acquired	(9.6)	(6.8)	(1.9)	(0.1)	(18.4)

Net cash used in investing activities	(42.3)	(46.4)	(87.1)	(29.2)	(205.0)

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES:
Debt:
Proceeds under revolving credit agreements	0.1	—	0.1	0.1	0.3
Payments under revolving credit agreements	(0.6)	(0.5)	(0.4)	(0.5)	(2.0)
Payments under senior secured credit facility	(8.5)	(8.7)	(8.7)	(8.9)	(34.8)
Repurchases of senior notes	—	(11.2)	—	—	(11.2)
Equity:
Repurchase of LVB Acquisition, Inc. shares	(0.2)	(0.8)	(0.2)	(2.5)	(3.7)

Net cash used in financing activities	(9.2)	(21.2)	(9.2)	(11.8)	(51.4)
Effect of exchange rate changes on cash	5.1	2.1	3.6	4.2	15.0

Increase (decrease) in cash and cash equivalents	84.9	(45.4)	59.1	40.1	138.7
Cash and cash equivalents, beginning of period	189.1	274.0	228.6	287.7	189.1

Cash and cash equivalents, end of period	$274.0	$228.6	$287.7	$327.8	$327.8

Supplemental disclosures of cash flow information:
Cash paid during the period for:
Interest	$56.3	$194.5	$53.6	$189.7	$494.1

Income taxes	$6.5	$11.2	$10.5	$14.1	$42.3

Biomet, Inc

Consolidated Statements of Cash Flows

(in millions, unaudited)

	Fiscal 2010
	Three Months Ended August 31, 2009	Three Months Ended November 30, 2009	Three Months Ended February 28, 2010	Three Months Ended May 31, 2010	Year Ended May 31, 2010
CASH FLOWS PROVIDED BY (USED IN)] OPERATING ACTIVITIES:
Net loss	$(22.8)	$(7.2)	$(3.1)	$(14.5)	$(47.6)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	136.6	143.0	136.2	131.8	547.6
Amortization of deferred financing costs	2.8	2.8	2.9	2.8	11.3
Stock-based compensation expense	5.2	4.3	4.8	8.1	22.4
Recovery of doubtful accounts receivable	(5.2)	(0.6)	(4.0)	2.8	(7.0)
Gain on sale of investments	(0.8)	(0.4)	(1.8)	(1.3)	(4.3)
Provision for inventory obsolescence	6.5	2.3	(5.0)	(5.9)	(2.1)
Deferred income taxes	(47.1)	(30.7)	(26.8)	(15.4)	(120.0)
Other	(1.1)	6.2	4.0	1.4	10.5
Changes in operating assets and liabilities:
Accounts receivable	19.8	(47.5)	13.9	8.2	(5.6)
Inventories	(22.5)	(9.4)	(4.0)	8.6	(27.3)
Prepaid expenses	(4.4)	(1.8)	(1.2)	13.7	6.3
Accounts payable	(3.0)	(6.1)	(12.0)	11.6	(9.5)
Income taxes	14.6	8.3	(3.3)	(10.7)	8.9
Accrued interest	70.0	(70.6)	64.9	(67.2)	(2.9)
Accrued expenses and other	(93.1)	33.0	6.4	(5.5)	(59.2)

Net cash provided by operating activities	55.5	25.6	171.9	68.5	321.5
CASH FLOWS PROVIDED BY (USED IN) INVESTING ACTIVITIES:
Proceeds from sales/maturities of investments	3.4	2.9	9.8	8.8	24.9
Purchases of investments	(1.8)	(2.0)	(9.5)	-	(13.3)
Net proceeds from sale of property and equipment	-	-	0.5	2.5	3.0
Capital expenditures	(53.9)	(52.1)	(40.9)	(39.5)	(186.4)
Acquisitions, net of cash acquired	(2.4)	(6.6)	(0.8)	(0.4)	(10.2)

Net cash used in investing activities	(54.7)	(57.8)	(40.9)	(28.6)	(182.0)
CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES:
Debt:
Proceeds under revolving credit agreements	20.1	-	0.2	0.1	20.4
Payments under revolving credit agreements	(1.3)	(66.7)	(65.6)	(0.5)	(134.1)
Payments under senior secured credit facility	(8.9)	(9.0)	(9.1)	(8.8)	(35.8)
Repurchases of senior notes	-	-	(8.7)	-	(8.7)
Equity:
Repurchase of LVB Acquisition, Inc. shares	(0.6)	(0.5)	(0.4)	(0.2)	(1.7)

Net cash provided by (used in) financing activities	9.3	(76.2)	(83.6)	(9.4)	(159.9)
Effect of exchange rate changes on cash	0.7	(0.4)	2.4	(8.8)	(6.1)

Increase (decrease) in cash and cash equivalents	10.8	(108.8)	49.8	21.7	(26.5)
Cash and cash equivalents, beginning of period	215.6	226.4	117.6	167.4	215.6

Cash and cash equivalents, end of period	$226.4	$117.6	$167.4	$189.1	$189.1

Supplemental disclosures of cash flow information:
Cash paid during the period for:
Interest	$58.9	$198.2	$59.8	$191.7	$508.6

Income taxes	$0.8	$5.6	$15.1	$7.8	$29.3

Biomet, Inc.

Other Financial Information

GAAP Operating Cash Flow Reconciled to Free Cash Flow* & Unlevered Free Cash Flow*

(in millions, unaudited)

	Fiscal 2011
	Three Months Ended August 31, 2010	Three Months Ended November 30, 2010	Three Months Ended February 28, 2011	(Preliminary) Three Months Ended May 31, 2011	(Preliminary) Year Ended May 31, 2011
Net loss	$(17.8)	$(7.6)	$(11.6)	$(806.5)	$(843.5)
Adjustments:
Depreciation and amortization	136.7	139.5	141.3	131.5	549.0
Amortization of deferred financing costs	2.8	2.9	2.7	2.8	11.2
Stock-based compensation expense	5.1	4.3	5.2	(1.9)	12.7
Recovery of doubtful accounts receivable	(1.3)	(0.3)	(2.3)	(2.3)	(6.2)
Gain on sale of investments	-	(2.6)	(2.3)	-	(4.9)
Goodwill and intangible assets impairment charge	-	-	-	941.4	941.4
Provision for inventory obsolescence	1.7	5.3	4.8	9.5	21.3
Deferred income taxes	(43.8)	(10.6)	(44.0)	(173.0)	(271.4)
Other	0.5	(18.2)	7.4	(5.6)	(15.9)

TOTAL	83.9	112.7	101.2	95.9	393.7
Changes In:
Accounts receivables	27.1	(28.6)	13.2	2.7	14.4
Inventories	(18.3)	(33.2)	(13.5)	(0.2)	(65.2)
Prepaid expenses	(12.2)	10.5	(6.7)	3.9	(4.5)
Accounts payable	(0.6)	3.0	(9.6)	6.4	(0.8)
Income taxes	4.3	2.9	6.8	31.9	45.9
Accrued Interest	67.7	(74.3)	67.7	(67.2)	(6.1)
Accrued expenses and other	(20.6)	27.1	(7.3)	3.5	2.7

Net cash provided by operating activities	$131.3	$20.1	$151.8	$76.9	$380.1
Capital expenditures	(36.5)	(52.3)	(45.1)	(40.1)	(174.0)

Free Cash Flow*	$94.8	$(32.2)	$106.7	$36.8	$206.1
Acquisitions, net of cash acquired	(9.6)	(6.8)	(1.9)	(0.1)	(18.4)
Proceeds from sales of investments	3.8	7.9	2.9	44.7	59.3
Purchases of investments	-	-	(44.3)	(34.4)	(78.7)
Proceeds from sale of property and equipment	-	4.8	1.3	0.7	6.8
Loss on bond repurchase	-	(1.2)	-	-	(1.2)
Repurchase of LVB Acquisition, Inc. shares	(0.2)	(0.8)	(0.2)	(2.5)	(3.7)
Add back: cash paid for interest	56.3	194.5	53.6	189.7	494.1
Effect of exchange rates on cash	5.1	2.1	3.6	4.2	15.0

Unlevered Free Cash Flow* (1)	$150.2	$168.3	$121.7	$239.1	$679.3

(1) Cash flow that does not take into account the interest payments required on outstanding debt, among other financing and investing activities. Commonly used by companies that are highly leveraged to show how assets perform before debt service (principal and interest).

* See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

Other Financial Information

GAAP Operating Cash Flow Reconciled to Free Cash Flow* & Unlevered Free Cash Flow*

(in millions, unaudited)

	Fiscal 2010
	Three Months Ended August 31, 2009	Three Months Ended November 30, 2009	Three Months Ended February 28, 2010	Three Months Ended May 31, 2010	Year Ended May 31, 2010
Net loss	$(22.8)	$(7.2)	$(3.1)	$(14.5)	$(47.6)
Adjustments:
Depreciation and amortization	136.6	143.0	136.2	131.8	547.6
Amortization of deferred financing costs	2.8	2.8	2.9	2.8	11.3
Stock-based compensation expense	5.2	4.3	4.8	8.1	22.4
Recovery of doubtful accounts receivable	(5.2)	(0.6)	(4.0)	2.8	(7.0)
Gain on sale of investments	(0.8)	(0.4)	(1.8)	(1.3)	(4.3)
Provision for inventory obsolescence	6.5	2.3	(5.0)	(5.9)	(2.1)
Deferred income taxes	(47.1)	(30.7)	(26.8)	(15.4)	(120.0)
Other	(1.1)	6.2	4.0	1.4	10.5

TOTAL	74.1	119.7	107.2	109.8	410.8
Changes In:
Accounts receivables	19.8	(47.5)	13.9	8.2	(5.6)
Inventories	(22.5)	(9.4)	(4.0)	8.6	(27.3)
Prepaid expenses	(4.4)	(1.8)	(1.2)	13.7	6.3
Accounts payable	(3.0)	(6.1)	(12.0)	11.6	(9.5)
Income taxes	14.6	8.3	(3.3)	(10.7)	8.9
Accrued Interest	70.0	(70.6)	64.9	(67.2)	(2.9)
Accrued expenses and other	(93.1)	33.0	6.4	(5.5)	(59.2)

Net cash provided by operating activities	$55.5	$25.6	$171.9	$68.5	$321.5
Capital expenditures	(53.9)	(52.1)	(40.9)	(39.5)	(186.4)

Free Cash Flow*	$1.6	$(26.5)	$131.0	$29.0	$135.1
Acquisitions, net of cash acquired	(2.4)	(6.6)	(0.8)	(0.4)	(10.2)
Proceeds from sales of investments	3.4	2.9	9.8	8.8	24.9
Purchases of investments	(1.8)	(2.0)	(9.5)	-	(13.3)
Proceeds from sale of property and equipment	-	-	0.5	2.5	3.0
Loss on bond repurchase	-	-	(0.7)	-	(0.7)
Repurchase of LVB Acquisition, Inc. shares	(0.6)	(0.5)	(0.4)	(0.2)	(1.7)
Add back: cash paid for interest	58.9	198.2	59.8	191.7	508.6
Effect of exchange rates on cash	0.7	(0.4)	2.4	(8.8)	(6.1)

Unlevered Free Cash Flow* (1)	$59.8	$165.1	$192.1	$222.6	$639.6

(1) Cash flow that does not take into account the interest payments required on outstanding debt, among other financing and investing activities. Commonly used by companies that are highly leveraged to show how assets perform before debt service (principal and interest).

* See Non-GAAP Financial Measures Disclosure Above